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                                  EXHIBIT 23

                        Consent of Independent Auditors
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                                 EXHIBIT 23.0



CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     We consent to the incorporation by reference in Registration Statement No. 333-79869 on Form S-8 of SouthBanc Shares, Inc. of our report dated November 12, 1999 appearing in the Annual Report to Stockholders of SouthBanc Shares, Inc. for the year ended September 30, 1999 incorporated by reference in this Form 10-K.

ELLIOTT, DAVIS & COMPANY, LLP

/s/ ELLIOTT, DAVIS & COMPANY, LLP

Greenville, South Carolina
December 28, 1999